EXHIBIT 21.1

                              LIST OF SUBSIDIARIES

----------------------------------------------- ---------------------------------------------
Name                                            State or Other Jurisdiction of Incorporation
----------------------------------------------- ---------------------------------------------
Signal Pharmaceuticals, Inc.                    California

Anthrogenesis Corp.                             New Jersey

Celgene International, Inc.                     Delaware

Celgene International SARL                      Switzerland

Celgene Luxembourg Finance Company SARL         Luxembourg

Celgene UK Holdings, Limited                    United Kingdom

Celgene UK Manufacturing, Limited               United Kingdom

Celgene UK Manufacturing II, Limited            United Kingdom

Celgene Edinburgh Finance                       United Kingdom

Celgene Europe Ltd.                             United Kingdom

Celgene International Holdings Corporation      Delaware

Celgene UK Distribution Limited                 United Kingdom

Celgene UK Marketing Limited                    United Kingdom

Celgene Italy Distribution Srl                  Italy

Celgene Puerto Rico Distribution LLC            Puerto Rico

Celgene Spain Division, S.L.                    Spain

Celgene Germany Distribution GmbH               Germany

Celgene France Distribution Sarl                France

Celgene Limited                                 Ireland

Celgene Investment Company, LLC                 Delaware

----------------------------------------------- ---------------------------------------------
Name                                            State or Other Jurisdiction of Incorporation
----------------------------------------------- ---------------------------------------------
Celgene Financing Company, LLC                  Delaware

Celgene Canada Finance Company LP               Canada

4319257 Canada, Inc.                            Canada

4319265 Canada, Inc.                            Canada

Celgene Canada Distribution (Partnership)       Canada

Celgene KK                                      Japan

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